UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
______________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  June 25, 2019 (June 21, 2019)

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[_]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbols	Name of Exchange on which registered
Preferred Stock, 8.250% Series A Cumulative Redeemable	ARR-PA	New York Stock Exchange
Preferred Stock, 7.875% Series B Cumulative Redeemable	ARR-PB	New York Stock Exchange
Common Stock, $0.001 par value	ARR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement

On June 24, 2019, ARMOUR Residential REIT, Inc. (the “Company” or “ARMOUR”), entered into a new Equity Sales Agreement (the “Sales Agreement”) with BUCKLER Securities LLC (“BUCKLER”), a broker-dealer and member of the Financial Industry Regulatory Authority that is controlled by the Manager (as defined herein) and the Company’s executive officers, and B. Riley FBR, Inc. (“FBR”), as sales agents (individually and collectively, the “Agents”), and ARMOUR Capital Management LP, a Delaware limited partnership and the external manager of the Company (the “Manager”), pursuant to which the Company may offer and sell, over a period of time and from time to time, through one or more of the Agents, as the Company’s agents, up to 9,000,000 shares of the Company’s 7.875% Series B Cumulative Redeemable Preferred Stock (the “Series B Preferred Stock”). The Sales Agreement relates to a proposed “at-the-market” offering (the “ATM Offering”).

The Series B Preferred Stock to be sold in the ATM Offering will be issued pursuant to a prospectus, dated April 26, 2018 (the “Base Prospectus”), and a prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on June 24, 2019, in connection with the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-224469) (the “Registration Statement”). Sales of the Company’s Series B Preferred Stock through the Agents, if any, will be made in amounts and at times to be determined by the Company from time to time, but neither the Company nor the Agents have an obligation to sell any of the shares in the ATM Offering. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s Series B Preferred Stock and determinations by the Company of the appropriate sources of funding for the Company. Under the Sales Agreement, the Agents have agreed to use commercially reasonable efforts consistent with their normal trading and sales practices to sell Series B Preferred Stock in agency transactions. The Sales Agreement provides that the Agents will be entitled to compensation of up to 2.0% of the gross sales price per share for any of the Series B Preferred Stock sold under the Sales Agreement in agency transactions.

Sales of the Series B Preferred Stock, if any, under the Sales Agreement may be made by means of transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. Neither the Company nor the Agents have an obligation to sell any of the Series B Preferred Stock in the ATM Offering, and either party may at any time suspend solicitation and offers under the Sales Agreement or terminate the Sales Agreement. The Company intends to use the proceeds from any sales to acquire additional target assets in accordance with its objectives and strategies and for general corporate purposes.

The Sales Agreement contains customary representations, warranties and agreements of the Company and the Manager and customary conditions to completing future sale transactions, indemnification rights and obligations of the parties and termination provisions.

The Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Sales Agreement and the transactions contemplated thereby is qualified in its entirety by reference to Exhibit 1.1.

The Company is also filing this Current Report on Form 8-K to provide legal opinions regarding the validity of the shares of Series B Preferred Stock to be issued and sold in the ATM Offering and the shares of common stock of the Company, $0.001 par value (the “Common Stock”), issuable upon conversion of the shares of Series B Preferred Stock in accordance with the terms of the articles supplementary governing the Series B Preferred Stock, and regarding certain tax matters with respect to the Company and the shares of Series B Preferred Stock to be issued in the ATM Offering and the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock in accordance with the terms of the articles supplementary governing the Series B Preferred Stock, which opinions are attached hereto as Exhibits 5.1 and 8.1, respectively, and are incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On June 21, 2019, the Company and FBR mutually agreed to terminate that certain At Market Issuance Sales Agreement, dated as of August 30, 2017 (the “2017 Sales Agreement”), between the Company and FBR, with FBR acting as sales agent, which such termination was effective June 21, 2019. The 2017 Sales Agreement related to a proposed “at-the-market” offering of up to 2,000,000 shares of the Company’s Series B Preferred Stock through such agent. Under the 2017 Sales Agreement, the agent was entitled to up to 2.0% of the gross sales price per share for any of the shares sold under the 2017 Sales Agreement. As of the date of the termination, the Company had sold 819,576 shares under the 2017 Sales Agreement. The Company will not incur any termination penalties as a result of such termination.

Item 3.03. Material Modifications to Rights of Security Holders.

On June 25, 2019, the Company mailed a notice of full redemption (the “Notice”) of all 2,180,572 issued and outstanding shares of its 8.250% Series A Cumulative Redeemable Preferred Stock ($25.00 liquidation preference per share, CUSIP 042315309) (the “Series A Preferred Stock”) to the holders of record of its Series A Preferred Stock as of June 14, 2019. Pursuant to this redemption, each share of Series A Preferred Stock will be cancelled and represent solely the right to receive cash in the amount of $25.00 per share of Series A Preferred Stock on July 26, 2019. Pursuant to the terms of the Series A Preferred Stock, holders of record of the Series A Preferred Stock on July 15, 2019 will be entitled to receive the full monthly dividend for July, which will be the final dividend and will be paid in the regular course of business on July 29, 2019. The office of the registrar, transfer agent, redemption agent and disbursing agent for the Series A Preferred Stock is as follows: Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, NY 10004, Attn: Reorg. Department. For questions regarding the redemption notice, investors should contact Continental Stock Transfer & Trust Company by telephone at 800-509-5586. A copy of the Notice for the Series A Preferred Stock is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 24, 2019 the Company filed Articles Supplementary with the State Department of Assessments and Taxation of the State of Maryland to designate 10,319,576 shares of the Company’s authorized preferred stock, par value $0.001 per share, as additional shares of Series B Preferred Stock, thereby increasing the aggregate number of shares of preferred stock designated as Series B Preferred Stock to 17,969,576, with the powers, designations, preferences and other rights as set forth therein. The Articles Supplementary became effective on June 24, 2019.

The Articles Supplementary provide that the Company will pay monthly cumulative dividends on the Series B Preferred Stock, in arrears, on the 27th day of each month (provided that if any dividend payment date is not a business day, then the dividend which would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day) from, and including, the date of original issuance of the Series B Preferred Stock at 7.875% of the $25.00 per share liquidation preference per annum (equivalent to $1.96875 per annum per share). The Articles Supplementary further provide that dividends will be payable to holders of record as they appear in the stock records of the Company for the Series B Preferred Stock at the close of business on the applicable record date, which shall be the 15th day of each month, whether or not a business day, in which the applicable dividend payment date falls.

The Company may, at its option, redeem any or all of the shares of the Series B Preferred Stock at $25.00 per share plus any accumulated and unpaid dividends to, but not including, the redemption date. In addition, upon the occurrence of a Change of Control (as defined in the Articles Supplementary), the Company may, at its option, redeem any or all of the Shares of Series B Preferred Stock within 120 days after the first date on which such Change of Control occurred at $25.00 per share plus any accumulated and unpaid dividends to, but not including, the redemption date. The Series B Preferred Stock has no stated maturity, is not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into the Common Stock in connection with a Change of Control by the holders of Series B Preferred Stock.

Upon the occurrence of a Change of Control, each holder of Series B Preferred Stock will have the right (subject to the Company’s election to redeem the Series B Preferred Stock in whole or in part, as described above, prior to the Change of Control Conversion Date (as defined in the Articles Supplementary)) to convert some or all of the Series B Preferred Stock held by such holder on the Change of Control Conversion Date into a number of shares of the Common Stock per share of Series B Preferred Stock determined by formula, in each case, on the terms and subject to the conditions described in the Articles Supplementary, including provisions for the receipt, under specified circumstances, of alternative consideration as described in the Articles Supplementary.

There are restrictions on ownership of the Series B Preferred Stock intended to preserve the Company’s qualification as a REIT. Except under limited circumstances, holders of the Series B Preferred Stock generally do not have any voting rights.

A copy of the above-referenced Articles Supplementary is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.    Other Events.

2019 Series B Preferred Stock Dividend Reinvestment and Stock Purchase Plan

On June 24, 2019, the Company adopted that certain 2019 Series B Preferred Stock Dividend Reinvestment and Stock Purchase Plan (the “2019 Plan”) relating to the offer and sale of up to 2,500,000 shares of the Company’s Series B Preferred Stock pursuant to the terms of the 2019 Plan (the “DRIP Offering”). The 2019 Plan permits (i) current holders of the Company’s Series B Preferred Stock to reinvest all or a portion of the cash dividends on their shares of Series B Preferred Stock into shares of Series B Preferred Stock and to separately purchase additional shares of Series B Preferred Stock and (ii) other interested investors to purchase shares of Series B Preferred Stock.

The Series B Preferred Stock to be sold pursuant to the 2019 Plan will be issued pursuant to the Base Prospectus and a prospectus supplement filed with the SEC on June 24, 2019, in connection with the Registration Statement.

The Company is also filing this Current Report on Form 8-K to provide legal opinions regarding the validity of the shares of Series B Preferred Stock to be issued and sold in the DRIP Offering and the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock in accordance with the terms of the articles supplementary governing the Series B Preferred Stock, and regarding certain tax matters with respect to the Company and the shares of Series B Preferred Stock to be issued in the DRIP Offering and the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock in accordance with the terms of the articles supplementary governing the Series B Preferred Stock, which opinions are attached hereto as Exhibits 5.2 and 8.2, respectively, and are incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Equity Sales Agreement, dated June 24, 2019, among the Company, the Manager, BUCKLER and FBR
3.1	Articles Supplementary classifying 10,319,576 shares of the Company’s preferred stock into additional shares of Series B Cumulative Redeemable Preferred Stock
5.1	Opinion of Holland & Knight LLP regarding the validity of the shares to be issued in the ATM Offering
5.2	Opinion of Holland & Knight LLP regarding the validity of the shares to be issued in the DRIP Offering
8.1	Opinion of Mayer Brown LLP regarding certain tax matters related to the ATM Offering
8.2	Opinion of Mayer Brown LLP regarding certain tax matters related to the DRIP Offering
23.1	Consent of Holland & Knight LLP with regard to the ATM Offering (included in Exhibit 5.1)
23.2	Consent of Holland & Knight LLP with regard to the DRIP Offering (included in Exhibit 5.2)
23.3	Consent of Mayer Brown LLP with regard to the ATM Offering (included in Exhibit 8.1)
23.4	Consent of Mayer Brown LLP with regard to the DRIP Offering (included in Exhibit 8.2)
99.1	Notice of Full Redemption of the 8.25% Series A Cumulative Redeemable Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2019

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ Gordon M. Harper
Name:	Gordon M. Harper
Title:	VP Finance and Controller